Fees Summary	Oct. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 8,433.18
Total Transaction Valuation	61,065,732.00
Total Offset Amount	0.00
Net Fee	$ 8,433.18